EXHIBIT 99.1

INVESTOR PRESENTATION
DECEMBER 8, 2009

© 2009 Schawk, Inc. All Rights Reserved

FORWARD LOOKING STATEMENTS
CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND ARE SUBJECT TO THE SAFE HARBOR
CREATED THEREBY. THESE STATEMENTS ARE MADE BASED UPON CURRENT EXPECTATIONS AND BELIEFS THAT ARE
SUBJECT TO RISK AND UNCERTAINTY. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE CONTAINED IN THE
FORWARD-LOOKING STATEMENTS BECAUSE OF FACTORS, SUCH AS, AMONG OTHER THINGS, UNANTICIPATED
DIFFICULTIES ASSOCIATED WITH ADDITIONAL ACCOUNTING ISSUES, IF ANY, WHICH MAY CAUSE OUR INVESTORS TO
LOSE CONFIDENCE IN OUR REPORTED FINANCIAL INFORMATION AND MAY HAVE A NEGATIVE IMPACT ON THE TRADING
PRICE OF OUR STOCK; OUR ABILITY TO REMEDY KNOWN INTERNAL CONTROL DEFICIENCIES AND WEAKNESSES AND THE
DISCOVERY OF FUTURE CONTROL DEFICIENCIES OR WEAKNESSES, WHICH MAY REQUIRE SUBSTANTIAL COSTS AND
RESOURCES TO RECTIFY; HIGHER THAN EXPECTED COSTS, OR UNANTICIPATED DIFFICULTIES ASSOCIATED WITH,
INTEGRATING ACQUIRED OPERATIONS; HIGHER THAN EXPECTED COSTS ASSOCIATED WITH COMPLIANCE WITH LEGAL
AND REGULATORY REQUIREMENTS; THE STRENGTH OF THE UNITED STATES ECONOMY IN GENERAL AND,
SPECIFICALLY, MARKET CONDITIONS FOR THE CONSUMER PRODUCTS INDUSTRY; THE LEVEL OF DEMAND FOR
SCHAWK'S SERVICES; CHANGES IN OR WEAK CONSUMER CONFIDENCE AND CONSUMER SPENDING; UNFAVORABLE
FOREIGN EXCHANGE RATE FLUCTUATIONS; LOSS OF KEY MANAGEMENT AND OPERATIONAL PERSONNEL; OUR ABILITY
TO IMPLEMENT OUR GROWTH STRATEGY, REBRANDING INITIATIVES AND COST REDUCTION PLANS AND TO REALIZE
ANTICIPATED COST SAVINGS; THE ABILITY OF THE COMPANY TO COMPLY WITH THE FINANCIAL COVENANTS CONTAINED
IN ITS DEBT AGREEMENTS AND OBTAIN WAIVERS OR AMENDMENTS IN THE EVENT OF NON-COMPLIANCE WITH SUCH
COVENANTS; THE ABILITY OF THE COMPANY TO RENEW OR REPLACE ITS REVOLVING CREDIT FACILITY WHEN IT
TERMINATES IN JANUARY 2010; THE STABILITY OF STATE, FEDERAL AND FOREIGN TAX LAWS; OUR CONTINUED ABILITY
TO IDENTIFY AND EXPLOIT INDUSTRY TRENDS AND EXPLOIT TECHNOLOGICAL ADVANCES IN THE IMAGING INDUSTRY;
OUR ABILITY TO IMPLEMENT RESTRUCTURING PLANS; THE STABILITY OF POLITICAL CONDITIONS IN FOREIGN
COUNTRIES IN WHICH WE HAVE PRODUCTION CAPABILITIES; TERRORIST ATTACKS AND THE U.S. RESPONSE TO SUCH
ATTACKS; AS WELL AS OTHER FACTORS DETAILED IN SCHAWK, INC.’S FILINGS WITH THE SECURITIES AND EXCHANGE
COMMISSION.
SCHAWK, INC. ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS PRESENTATION, WHICH
SPEAKS ONLY AS OF ITS DATE.

© 2009 Schawk, Inc. All Rights Reserved

NON-GAAP & OTHER FINANCIAL INFORMATION
ALL HISTORICAL FINANCIAL INFORMATION PRESENTED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE MORE
DETAILED INFORMATION INCLUDED IN OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER
31, 2008 AND OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERLY PERIODS ENDED MARCH 31, JUNE 30 AND
SEPTEMBER 30, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
THIS PRESENTATION CONTAINS CERTAIN NON-GAAP FINANCIAL MEASURES INCLUDED UNDER THE SLIDES ENTITLED
“ADJUSTED EBITDA (UNAUDITED)” AND “RECONCILIATION OF NON-GAAP TO GAAP (UNAUDITED)” WHICH ARE RECONCILED
TO THE CLOSEST GAAP MEASURES.
IN ADDITION, EBITDA, AS SHOWN IN THIS PRESENTATION, IS DEFINED AS EARNINGS BEFORE INTEREST, INCOME TAXES,
DEPRECIATION AND AMORTIZATION, AND OTHER CERTAIN NON-CASH ITEMS. ADJUSTED EBITDA, AS DEFINED IN THE
COVENANTS UNDER THE COMPANY’S CURRENT DEBT AGREEMENTS, IS EBITDA AS ADJUSTED TO EXCLUDE CERTAIN
ITEMS, INCLUDING ITEMS THAT ARE GENERALLY CONSIDERED NON-OPERATING. BOTH MEASURES ARE IMPORTANT
INDICATORS OF PERFORMANCE UNDER THE COMPANY’S CURRENT DEBT AGREEMENTS AND PROVIDE MANAGEMENT
WITH A CONSISTENT MEASUREMENT TOOL FOR EVALUATING THE OPERATING ACTIVITIES OF THE COMPANY FROM
PERIOD TO PERIOD. MANAGEMENT ALSO BELIEVES THAT THE PRESENTATION OF THESE MEASURES PROVIDES
INVESTORS WITH GREATER TRANSPARENCY AND SUPPLEMENTAL DATA RELATING TO THE COMPANY’S FINANCIAL
CONDITION AND RESULTS OF OPERATIONS AND PROVIDES MORE CONSISTENT INSIGHT INTO THE PERFORMANCE OF
THE COMPANY’S CORE OPERATIONS FROM PERIOD TO PERIOD. THESE MEASURES DO NOT REPRESENT CASH FLOWS
FROM OPERATIONS AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, SHOULD NOT BE CONSIDERED AS
AN ALTERNATIVE TO NET INCOME OR CASH FLOW FROM OPERATIONS AS AN INDICATOR OF OUR OPERATING
PERFORMANCE, AND ARE NOT INDICATIVE OF CASH AVAILABLE TO FUND ALL CASH FLOW NEEDS. THESE MEASURES
ALSO MAY BE INCONSISTENT WITH SIMILAR MEASURES PRESENTED BY OTHER COMPANIES.

© 2009 Schawk, Inc. All Rights Reserved

❑ ONE OF THE WORLD’S LARGEST INDEPENDENT SUPPLIERS OF
 BRAND POINT MANAGEMENT SOLUTIONS
❑ FOUNDED IN 1953 - PUBLIC SINCE 1995 (NYSE:SGK)
❑ $494.2 MILLION IN REVENUE FOR 2008
❑ GLOBAL PRESENCE WITH OVER 3,000 EMPLOYEES IN 14
 COUNTRIES ACROSS 4 CONTINENTS
❑ 154 LOCATIONS, INCLUDING 106 ON-SITE CUSTOMER
 LOCATIONS (WE ARE THE ONLY COMPANY IN OUR INDUSTRY
 WITH A SIGNIFICANT PRESENCE IN ASIA)
❑ 23 OF THE FORTUNE 100 COMPANIES AND 63 OF THE FORTUNE
 500 ARE SCHAWK CLIENT-PARTNERS
WHO WE ARE

© 2009 Schawk, Inc. All Rights Reserved

❑ SCHAWK IS A LEADER IN THE BRAND POINT MANAGEMENT
 CATEGORY, ENABLING COMPANIES OF ALL SIZES TO CONNECT
 THEIR BRANDS WITH CONSUMERS TO CREATE DEEPER BRAND
 AFFINITY
❑ WITH A GLOBAL FOOTPRINT OF 48 OFFICES, SCHAWK HELPS
 COMPANIES CREATE COMPELLING AND CONSISTENT BRAND
 EXPERIENCES BY PROVIDING INTEGRATED STRATEGIC,
 CREATIVE AND IMPLEMENTATION SERVICES ACROSS BRAND
 TOUCH POINTS
WHO WE ARE

New Handy Bag
Nestlé
Aero
Bubbles
New Bumper Bag
Nestlé
Aero
Bubbles
Have you felt the bubbles melt?

New
Aero
Bubbles

Aero
have you felt
the bubbles
melt yet?

Mmmmmelty!
New
Aero
Bubbles

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

ON THE SHELF
IN THE STORE
ON THE
GO
AT HOME
WHAT WE DO

Coca-Cola	THE HOME DEPOT	BAYER Bayer	DDB
Kellogg's	SAFEWAY Ingredients for life.	gsk GlaxoSmithKline	DRAFT FCB GROUP
P&G	Sears	Johnson & Johnson	OGILVY & MATHER
Unilever	WAL★MART	Wyeth	Saatchi & Saatchi

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

RETAIL
CPG
PHARMA
ADVERTISING
PRIMARY INDUSTRIES SERVED

Disney	LeapFrog	REVLON
SONY	Microsoft	MAYBELLINE NEW YORK
HiT Entertainment		VICTORIA'S SECRET
WB	hp	L'ORÉAL

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

ENTERTAINMENT
TECHNOLOGY

FASHION/COSMETICS
PRIMARY INDUSTRIES SERVED

© 2009 Schawk, Inc. All Rights Reserved

OPERATING FACILITIES

© 2009 Schawk, Inc. All Rights Reserved

NORTH AMERICA
EUROPE
ASIA PACIFIC
CLIENT ON-SITES
 (74)*   (25)
  (7)
USA (26)
CANADA (4)
MEXICO (1)
UK (6)
BELGIUM (1)
SPAIN (1)
NETHERLANDS
(1)
AUSTRALIA (2)
CHINA (2)
SINGAPORE (1)
JAPAN (1)
INDIA (1)
MALAYSIA (1)
OFFICES
UNIQUE GLOBAL REACH
*SOME COMPANIES HAVE MULTIPLE ON-SITE LOCATIONS

© 2009 Schawk, Inc. All Rights Reserved

MARKET DYNAMICS:
▪ MAJORITY OF MARKET PARTICIPANTS
 ARE SINGLE LOCATION, NICHE FIRMS
 WITH REVENUES OF LESS THAN $20M
▪ INCREASING FOCUS ON POS MARKETING
 STRATEGIES
▪ IMAGE CHANGES AND AD SPENDING
 DRIVE GROWTH
▪ INCREASINGLY TECHNOLOGY INTENSIVE
▪ CLIENTS REDUCING MARKETING STAFF
 AND OUTSOURCING FUNCTION
▪ CLIENTS INCREASINGLY SEEKING
 GLOBAL SOLUTIONS WITH LOCAL
 KNOWLEDGE AND DELIVERY
 CAPABILITIES
SERVING A $30
BILLION
GLOBAL MARKET
SCHAWK'S
FOCUS
PUBLISHING &
OTHER
$15.0

PACKAGING
$6.0
ADVERTISING
$9.0
SOURCE: COMPANY ESTIMATE
LEADER IN FRAGMENTED MARKET

© 2009 Schawk, Inc. All Rights Reserved

❑ CLIENTS REMAIN CAUTIOUS DUE TO THE ECONOMIC
 ENVIRONMENT. SCHAWK WORKS TO DEVELOP REVENUE
 GROWTH AND APPROPRIATE COST ACTIONS TO IMPROVE
 EFFECTIVENESS AND WORLD CLASS SERVICE DELIVERY
 CAPABILITIES
❑ STRONG, MOTIVATED MANAGEMENT FOCUSED ON
 CAPITALIZING ON OPPORTUNITIES WITH NEW AND EXISTING
 CLIENTS
❑ CONFIDENCE IN THE ABILITY TO ACHIEVE REAL COST &
 OPERATING SYNERGIES
❑ STRONGER INFRASTRUCTURE SHOULD HELP DRIVE TOP AND
 BOTTOM LINE GROWTH
❑ FOCUS ON BEST-PRACTICE SOLUTIONS THAT DELIVER AGAINST
 CLIENT NEEDS
❑ FOCUS ON INFORMATION TECHNOLOGY AND INFRASTRUCTURE
 IMPROVEMENTS
2010 FOCUS

© 2009 Schawk, Inc. All Rights Reserved

PACKAGE-GOOD PLAYERS PLAN NEW-PRODUCT SURGE FOR 2010
AFTER HUNKERING DOWN IN '09, COMPANIES SHOW SIGNS OF GOING ON OFFENSE
BY JACK NEFF
PUBLISHED: DECEMBER 07, 2009
❑ “PACKAGE-GOODS MARKETERS ARE PROMISING BIGGER, BETTER AND MORE PLENTIFUL
 INNOVATION AND NEW PRODUCTS IN 2010 THAN 2009…”
❑ “TITANS PROCTER & GAMBLE CO., RECKITT BENCKISER, KIMBERLY-CLARK CORP., ENERGIZER
 HOLDINGS AND UNILEVER HAVE ALL SAID OR SIGNALED THAT THEY EXPECT TO STEP UP NEW-
 PRODUCT ACTIVITY AND BY EXTENSION MARKETING SUPPORT IN 2010.”
❑ “SIGNS OF A 2010 NEW-PRODUCT SURGE INCLUDE A REBOUND IN CONCEPT TESTING AND A
 PICKUP IN NEW PACKAGING ORDERS.”
❑ “P&G HAS BEEN PERHAPS THE MOST FORTHRIGHT IN PROMISING MORE INNOVATION FOR 2010,
 …SAYING THE FISCAL YEAR STARTED JULY 1 COULD BE ITS BIGGEST IN A DECADE.”
❑ “U.S. -BASED CONSUMER-PACKAGE GOODS MARKETERS GENERALLY ARE RELATIVELY FLUSH WITH
 CASH, FACING LOWER COMMODITY COSTS AND INCREASED MARGIN FLEXIBILITY THANKS TO THE
 EFFECTS OF A WEAKER DOLLAR.”
❑ “…P&G CEO BOB MCDONALD STAKING HIS REPUTATION ON A VOW TO TAKE BACK MARKET SHARE,
 SHOULD MAKE FOR MORE VIGOROUS INDUSTRY NEW-PRODUCT COMPETITION THIS YEAR...”
ADVERTISING AGE INDICATES CPG COMPANIES
WILL RETURN TO INNOVATION IN 2010

© 2009 Schawk, Inc. All Rights Reserved

LEADER IN
FRAGMENTED
MARKET
UNIQUE
CLIENT
RELATIONSHIPS
COMPRE-
HENSIVE
SERVICE
OFFERING
PLATFORM
POSITIONED
FOR GROWTH
STRONG
CASH
FLOW
GENERATOR
UNMATCHED
GLOBAL
CAPABILITIES
HIGHLIGHTS

© 2009 Schawk, Inc. All Rights Reserved

SCHAWK!
THIRD QUARTER 2009
FINANCIAL REVIEW

© 2009 Schawk, Inc. All Rights Reserved

❑ CONTINUED COST REDUCTIONS ($35+ MILLION ANNUALIZED
 SAVINGS FOR SIX QUARTERS ENDED SEPT 2009) AND Q3 2009
 AND Q2 2009 SEQUENTIAL INCREASES IN REVENUE,
 CONTRIBUTED TO BEST QUARTERLY RESULTS (EPS AND
 “ADJUSTED EBITDA” FOR Q2 2009 AND Q3 2009), SINCE FY 2007
❑ BELIEF IS THAT Q4 2008 AND Q1 2009 WERE THE “LOW REVENUE
 POINTS” IN THE RECESSION CYCLE FROM A REVENUE
 PERSPECTIVE
❑ CLIENT SPENDING DOWN IN 2009 AND 2008, VERSUS 2007 LEVELS
 AS PRODUCT INNOVATION IS DOWN DRAMATICALLY AT
 PACKAGING CLIENTS
❑ Q3 2009 IS 6TH STRAIGHT QUARTER OF SIGNIFICANT COST
 REDUCTIONS
2009 SUMMARY TO DATE

© 2009 Schawk, Inc. All Rights Reserved

Q3 2009 HIGHLIGHTS
❑ $22.3 MILLION 3RD QUARTER DEBT PAYDOWN
 ▪ $9.2 MILLION CASH FROM INDEMNITY SETTLEMENT
 ($5 MILLION OPERATING INCOME)
❑ $55.5 MILLION NET DEBT REDUCTION IN SIX
 MONTHS ENDED SEPTEMBER 30, 2009
 ▪ $45.1 MILLION NET DEBT REDUCTION SINCE
 DECEMBER 2008
❑ LEVERAGE RATIO OF 1.99X AT SEPTEMBER 30,
 2009
❑ BEST EPS QUARTER SINCE Q2 2007, EXCLUDING
 INCOME FROM THE Q3 2009 INDEMNITY
 SETTLEMENT
❑ 2ND STRAIGHT QUARTER OF SEQUENTIAL
 REVENUE INCREASES

(in $000's USD, Except for Per Share Amounts)	Three Months Ended September 30,		
	2009	**2008**	**Favorable/ (Unfavorable)**
Net sales	$113,463	$125,446	($11,983)
Cost of sales	67,957	82,279	14,322
Gross Profit	45,506	43,167	2,339
Impairment of long-lived assets	-	4,073	4,073
Indemnity settlement	(4,986)	-	4,986
Acquisition integration and restructuring expenses	1,328	1,942	614
Selling, general and administrative expenses	31,549	37,203	5,654
Operating Income (loss)	17,615	(51)	17,666
Other Income (Expense):			
Interest expense	(2,880)	(1,625)	(1,255)
Interest income	124	63	61
Income (loss) before income taxes	14,859	(1,613)	16,472
Income tax provision	1,553	5,063	3,510
Net Income (loss)	$13,306	($6,676)	$19,982
Earnings per share:			
Basic	$0.53	($0.25)	$0.78
Diluted	$0.53	($0.25)	$0.78
% of Sales:			
Cost of Sales	59.9%	65.6%	
Gross Profit	40.1%	34.4%	
Selling, General & Administrative	27.8%	29.7%	
Operating Income (Loss)	15.5%	0.0%	
Net Income (Loss)	11.7%	-5.3%	

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

Q3 2009 INCOME STATEMENT
(UNAUDITED)

(in $000's USD, Except for Per Share Amounts)	Nine Months Ended September 30, 2009	2008	Favorable/ (Unfavorable)
Net sales	$330,540	$385,289	($54,749)
Cost of sales	209,006	252,369	43,363
Gross Profit	121,534	132,920	(11,386)
Impairment of long-lived assets	136	6,257	6,121
Indemnity settlement	(4,986)	-	4,986
Acquisition integration and restructuring expenses	3,646	5,116	1,470
Selling, general and administrative expenses	97,224	109,578	12,354
Operating Income (loss)	25,514	11,969	13,545
Other Income (Expense):			
Interest expense	(6,797)	(5,099)	(1,698)
Interest income	224	201	23
Income (loss) before income taxes	18,941	7,071	11,870
Income tax provision	3,163	8,711	5,548
Net Income (loss)	$15,778	($1,640)	$17,418
Earnings per share:			
Basic	$0.63	($0.06)	$0.69
Diluted	$0.63	($0.06)	$0.69
% of Sales:			
Cost of Sales	63.2%	65.5%	
Gross Profit	36.8%	34.5%	
Selling, General & Administrative	29.4%	28.4%	
Operating Income (Loss)	7.7%	3.1%	
Net Income (Loss)	4.8%	-0.4%	

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

SEPT YTD 2009 INCOME STATEMENT
(UNAUDITED)

160,000
140,000
120,000
100,000
80,000
60,000
40,000
Q1
Q2
Q3
Q4
2007 Actual
2008 Actual
2009 Actual

	Q1	Q2	Q3	Q4	FY
2007 Actual	129,624	142,740	130,789	141,256	544,409
2008 Actual	126,407	133,436	125,446	108,895	494,184
2009 Actual	105,088	111,989	113,463		

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

QUARTERLY SALES TREND 2007-2009
($000’s USD, Unaudited)

Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve Months Ended September 30,	
	2009	2008	2009	2008	2009	2008
Net income (loss) - GAAP	$13,306	($6,676)	$15,778	($1,640)	($42,588)	$6,158
Interest expense	2,880	1,625	6,797	5,099	8,550	7,255
Income tax expense (benefit)	1,553	5,063	3,163	8,711	(8,658)	14,970
Subtotal	17,739	12	25,738	12,170	(42,696)	28,383
Depreciation and amortization	4,701	5,145	14,209	16,063	18,897	21,788
Impairment of goodwill	-	-	-	-	48,041	-
Impairment of long-lived assets	-	6,257	136	6,257	523	7,454
Non-cash restructuring charge	133	592	210	592	246	592
Unrealized foreign currency (gain) loss	(658)	-	(1,574)	-	(477)	124
Share-based compensation	411	-	1,290	-	2,675	235
EBITDA – non GAAP	$22,326	$12,006	$40,009	$35,082	$27,209	$58,576
Permitted add backs per amended debt agreements:						
(Gain) loss on sale of property and equipment	71	(257)	115	(162)	639	(19)
Permitted acquisitions	-	85	-	492	2,027	492
Restructuring charges [1]	759	1,966	3,000	4,524	8,238	4,524
Non-recurring pension withdrawal expense	-	-	-	-	7,254	-
Adjusted EBITDA – non GAAP	$23,156	$13,800	$43,124	$39,936	$45,367	$63,573

[1] Capped at $3.0 million for 2009 per the Company's amended debt agreements

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

ADJUSTED EBITDA (UNAUDITED)
($000’s USD)

Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
Income (loss) before income taxes - GAAP	**$14,859**	**($1,613)**	**$18,941**	**$7,071**
Adjustments (Before Income Tax Effects):				
Acquisition integration and restructuring expenses	1,328	1,942	3,646	5,116
Remediation and related expenses	723	1,824	4,042	2,317
Impairment of long-lived assets	-	4,073	136	6,257
Indemnity settlement	(4,986)	-	(4,986)	-
Foreign currency (gain) loss	(644)	1,909	(1,089)	1,383
Adjusted income before income tax - non GAAP	11,280	8,135	20,690	22,144
Adjusted income tax provision – non GAAP*	3,386	4,016	6,913	9,443
Adjusted net income – non GAAP	**$7,894**	**$4,119**	**$13,777**	**$12,701**
Weighted average common and common stock equivalents outstanding - GAAP	25,040	27,027	24,949	27,071
Earnings per diluted share - GAAP	**$0.53**	**($0.25)**	**$0.63**	**($0.06)**
Adjustments – net of tax effects:				
Acquisition integration and restructuring expenses	0.04	0.05	0.10	0.12
Remediation and related expenses	0.02	0.04	0.10	0.05
Impairment of long-lived assets	-	0.09	-	0.14
Indemnity settlement	(0.20)	-	(0.20)	-
Foreign currency (gain) loss	(0.02)	0.05	(0.03)	0.04
Uncertain tax positions	-	0.17	-	0.13
Amended tax return adjustments	(0.05)	-	(0.06)	-
UK valuation allowance	-	-	-	0.05
Adjusted earnings per diluted share – non GAAP	**$0.31**	**$0.15**	**$0.55**	**$0.47**

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

RECONCILIATION OF NON-GAAP TO GAAP (UNAUDITED)
($000’s USD, Except for Per Share Amounts)
* Please see the Company’s 2009 third-quarter earnings release for a full reconciliation of this measure.

LEVERAGE RATIO TREND (UNAUDITED)

6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1
Q2
Q3
Q4
2008 Actual
2009 Covenant
2009 Actual

Leverage Ratios*	Q1	Q2	Q3	Q4
2008 Actual	1.5	1.6	1.8	3.2
2009 Covenant	5.0	4.8	4.2	3.0
2009 Actual	4.3	3.1	1.99	

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

* THE LEVERAGE RATIOS ARE CALCULATED CONSISTENT WITH THE TERMS OF THE COMPANY’S DEBT AGREEMENTS IN PLACE FOR THE RESPECTIVE TIME PERIOD SHOWN.

$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$(2.00)
$(2.50)
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09
EPS	$ 0.22	$ 0.36	$ 0.25	$ 0.28	$ 0.15	$ 0.03	$ (0.25)	$ (2.27)	$ (0.09)	$ 0.19	$ 0.53

SCHAWK!

© 2009 Schawk, Inc. All Rights Reserved

(1) Q4 2008 DILUTED EPS INCLUDES CHARGES OF $1.98 FOR NON-CASH ASSET IMPAIRMENTS, AS WELL
 AS A PENSION WITHDRAWAL LIABILITY
(2) Q3 2009 DILUTED EPS IS $0.33 PER SHARE, EXCLUDING INDEMNITY SETTLEMENT GAIN OF $0.20
(1)
(2)
DILUTED QUARTERLY EPS
(UNAUDITED)
PREVIOUS 11 QTRS

INVESTOR PRESENTATION
DECEMBER 8, 2009